THIS SUBLEASING  CONTRACT IS SIGNED,  ON THE ONE HAND, BY INMOBILIARIA
     LEFAM, S.A. REPRESENTED BY MR. SAMUEL LEVIN ARBEITMAN, WHO SHALL HENCEFORTH BE REFERRED TO AS THE SUBLEASING TENANT AND, ON THE OTHER, BY AARICA SERVICES, S.A. DE C.V. WHO SHALL BE REFERRED TO AS THE SUBTENANT AND, IN ITS CAPACITY AS GUARANTOR, TAIMEX INDUSTRIES S.A. DE C.V., BOTH REPRESENTED BY MR. CAROL JUAN KOLOZS FISCHER IN HIS CAPACITY AS THEIR CHAIRMAN.

DECLARATIONS

1. THE SUBLEASING TENANT DECLARES THAT HE DISPOSES OF THE CONSENT OF THE LEASING PARTY, IN ACCORDANCE WITH A WRITTEN STATEMENT PROVIDED AS AN APPENDIX, TO SUBLET THE PROPERTY MARKED WITH THE NUMBER 156 OF THE STREETS OF LAGO CHALCO, COLONIA ANAHUAC OF THIS CITY AND THAT IT IS HIS INTENTION TO SUBLET IT TO AARICA SERVICES, S.A. DE C.V.

2. THAT HE DISPOSES OF THE REQUIRED FACULTIES, IN HIS CAPACITY AS SOLE ADMINISTRATOR IN ACCORDANCE WITH WRIT NUMBER 20,812, DATED OCTOBER 15, 1980, ISSUED BEFORE MR. FRANCISCO DE ICAZA DUFOUR, NOTARY PUBLIC NUMBER 111 OF MEXICO CITY, INSCRIBED IN ACCORDANCE WITH THE CHANGE OF ADDRESS GRANTED IN PUBLIC WRIT NUMBER 22,712 DATED NOVEMBER 23, 1983, BEFORE THE SAME NOTARY PUBLIC AS ABOVE IN MERCANTILE FOLIO NUMBER 70,791 DATED JULY 17, 1984 IN THE PUBLIC REGISTER OF COMMERCE OF MEXICO CITY.

3. THE SUBTENANT DECLARES, VIA ITS REPRESENTATIVE, THAT IT DISPOSES OF ALL THE FACULTIES REQUIRED TO OBLIGE THE PARTY HE REPRESENTS TO COMPLY WITH THE TERMS AND CONDITIONS OF THIS CONTRACT, AS STATED IN THE COPY OF THE DOCUMENT PROVIDED AS AN APPENDIX.

4. THAT THE PARTY HE REPRESENTS IS A MEXICAN COMPANY CONSTITUTED IN COMPLIANCE WITH MEXICAN LAW, AS STATED IN THE DOCUMENT PROVIDED AS AN APPENDIX, AND THAT ITS OBJECTIVE, AMONG OTHERS, IS TO CARRY OUT ALL KINDS OF COMMERCIAL OPERATIONS AS WELL AS TO SIGN CONTRACTS.

5. THAT HE WISHES TO SUBLET THE PROPERTY DESCRIBED IN THE FIRST DECLARATION OF THIS CONTRACT WITH THE AIM OF INSTALLING INSIDE IT A WAREHOUSE FOR FOOTWEAR, SPORTS CLOTHING AND ITS DISTRIBUTION AND ANY OTHER ACTIVITY RELATED TO ITS COMMERCIAL OBJECTIVES OR PERMITTED BY LAW.

          6. BASED ON THE ABOVE DECLARATIONS, THE PARTIES AGREE TO MAKE THIS CONTRACT SUBJECT TO THE FOLLOWING CLAUSES.

CLAUSES
OBJECTIVE

          1.- THE SUBLEASING TENANT INMOBILIARIA LEFAM, S.A. DE C.V. SUBLETS TO THE SUBTENANT AARICA SERVICES S.A. DE C.V. AND THE LATTER ACCEPTS THE TEMPORARY USE AND BENEFIT OF THE PROPERTY MARKED WITH THE NUMBER 156, OF LAGO CHALCO STREET, COLONIA ANAHUAC OF THIS CITY.

DURATION.
SECOND. THE PERIOD OF EFFECT OF THIS SUBLEASING CONTRACT SHALL BE SIX OBLIGATORY YEARS FOR BOTH PARTIES STARTING AS FROM OCTOBER 1, 1999, AND LASTING UNTIL SEPTEMBER 30, 2005. ONCE THIS PERIOD HAS ELAPSED THE SUBTENANT SHALL HAVE THE OPTION OF RENEWING THIS CONTRACT FOR A FURTHER YEAR OR MORE, IF THIS IS TO THE BENEFIT OF ITS INTERESTS FOLLOWING PRIOR AGREEMENT ON THE RENT THAT SHALL BE STIPULATED TO THIS END AND TAKING INTO ACCOUNT THAT ANY INCREASE SHOULD BE BASED ON THE NATIONAL CONSUMER PRICE INDEX ISSUED BY THE BANK OF MEXICO IN THE PREVIOUS YEAR.

IF THE SUBTENANT WISHES TO EXTEND THIS CONTRACT, IT SHOULD NOTIFY THE SUBLEASING TENANT THIRTY DAYS IN ADVANCE.

PRICE
THIRD.- THE SUBTENANT SHALL PAY THE SUBLEASING TENANT THE SUM OF $66,000.00 (SIXTY-SIX THOUSAND MEXICAN PESOS AND ZERO CENTS) PLUS I.V.A. BETWEEN OCTOBER 1, 1999, AND SEPTEMBER 30, 2000; THE SUM OF $80,000.00 (EIGHTY THOUSAND MEXICAN PESOS AND ZERO CENTS) PLUS I.V.A. BETWEEN OCTOBER 1, 2000, AND SEPTEMBER 30, 2001; THE SUM OF $80,000.00 (EIGHTY THOUSAND MEXICAN PESOS AND ZERO CENTS) PLUS I.V.A. BETWEEN OCTOBER 1, 2001, AND SEPTEMBER 30, 2002, PLUS INFLATION IN ACCORDANCE WITH THE NATIONAL CONSUMER PRICE INDEX ISSUED BY THE BANK OF MEXICO IN THE PREVIOUS YEAR; FROM OCTOBER 1, 2002, AND SEPTEMBER 30, 2003, IT WILL PAY THE SAME SUM AS THE PREVIOUS YEAR PLUS I.V.A. PLUS INFLATION AS SPECIFIED IN THE NATIONAL CONSUMER PRICE INDEX ISSUED BY THE BANK OF MEXICO IN THE PREVIOUS YEAR AND SO ON AND SO FORTH UNTIL THE CONTRACT EXPIRES.

THE STIPULATED RENT SHALL BE PAID WITHIN THE FIRST FIVE DAYS OF EACH MONTH AT THE OFFICES OF THE SUBLEASING TENANT LOCATED AT PRADO SUR 146, PLANTA ALTA, COLONIA LOMAS DE CHAPULTEPEC, C.P. 11000 IN THIS CITY.

THE RENT SHALL BE PAID IN FULL, DURING THE PERIOD OF EFFECT OF THIS CONTRACT, EVEN IF THE SUBTENANT MOVES OUT OF THE PROPERTY BEFORE THE CONTRACT EXPIRES AND UNTIL IT DELIVERS THE PROPERTY, THAT IS THE OBJECT OF THIS CONTRACT, IN COMPLIANCE WITH THE PROVISIONS OF ARTICLE 2,429 OF THE CIVIL CODE FOR MEXICO CITY, AND SHALL NOT BE ABLE TO HOLD ON TO IT, OTHER THAN BY MANDATE OF THE JUDICIAL AUTHORITIES.

THE SUBTENANT SHALL NOT BE ABLE TO WITHHOLD OR DELAY THE PUNCTUAL PAYMENT OF THE RENT UNDER ANY JUDICIAL OR NON-JUDICIAL TITLE, NOR DUE TO A LACK OF REPAIR WORK THAT SHOULD BE CARRIED OUT BY THE SUBLEASING TENANT, BUT SHALL PAY IT IN FULL AND ON THE SPECIFIED DATE AT THE PREMISES INDICATED IN THIS CLAUSE, AND THE SUBTENANT SHALL RENOUNCE THE BENEFITS ARISING FROM ARTICLES 2412, 2413, 2414 AND 2490 OF THE AFOREMENTIONED LEGAL INSTRUMENTS.

PURCHASE OPTION
FOURTH.- THE SUBLEASING TENANT SHALL RESPECT THE SUBTENANT'S OPTION TO PURCHASE THE PROPERTY GRANTED BY ITS OWNER, CONSTRUCTORA E INMOBILIARIA LESA S.A. DE C.V., THROUGHOUT THE WHOLE PERIOD OF EFFECT OF THIS LEASING CONTRACT, SETTING AS A BASE THE SUM OF $1,000,000.00 USD (ONE MILLION US DOLLARS).

PENALTY FOR FAILURE TO LEAVE THE PROPERTY AND THE SIGNING OF A NEW CONTRACT
---------------------------------------------------------------------------
FIFTH.- IF AT THE END OF THIS CONTRACT, OR OF ANY EXTENSIONS THAT MAY HAVE BEEN GRANTED, THE SUBTENANT, FOR THIS OR ANY OTHER REASON, FAILS TO LEAVE THE LEASED PROPERTY, THE RENT IT SHALL PAY DURING THE FOLLOWING YEAR SHALL BE DOUBLE THE RENT IT PAID DURING THE PREVIOUS YEAR.

SHOULD THIS SITUATION CONTINUE AFTER A PERIOD OF TWELVE MONTHS, THE RENT THAT IT SHALL PAY SHALL BE DOUBLE THE RENT IT PAID DURING THE PREVIOUS YEAR AND SO ON AND SO FORTH. THIS CLAUSE SHALL NOT TAKE EFFECT IF A NEW CONTRACT IS SIGNED.

TAXES, RIGHTS, SERVICES AND OPERATIONS
SIXTH.- THE SUBTENANT PLEDGES TO PAY FOR AND CONTRACT, ON ITS OWN ACCOUNT AND AT ITS OWN LIABILITY, ANY ELECTRIC POWER REQUIRED FOR ITS ACTIVITIES, AND IT SHALL ALSO BE RESPONSIBLE FOR COVERING ANY PAYMENTS GENERATED BY THE CONSUMPTION OF WATER, ELECTRICITY, TELEPHONES, ETC. AND SHOULD PROVIDE COPIES OF PROOF OF PAYMENT FOR THESE SERVICES EVERY TWO MONTHS OR WHENEVER REQUIRED BY THE SUBLEASING TENANT.

ALSO, ANY REPAIR WORK REQUIRED IN ORDER TO MAINTAIN THE PROPERTY IN PERFECT CONDITION AND OPERATING PERFECTLY SHALL BE COVERED BY THE SUBTENANT UP TO A MAXIMUM SUM OF $3,000 USD (THREE THOUSAND US DOLLARS) PER YEAR OR ITS EQUIVALENT IN MEXICAN PESOS, SO LONG AS THIS REPAIR WORK IS NOT THE RESULT OF HIDDEN DEFECTS OR THE CONSEQUENCES OF FORCE MAJEUR.

ANY PROPERTY TAX GENERATED BY THE PROPERTY THAT IS THE OBJECT OF THIS CONTRACT SHALL BE THE RESPONSIBILITY OF THE SUBLEASING TENANT.

USE OF THE LEASED PROPERTY
SEVENTH.- THE SUBTENANT PLEDGES TO USE THE SUBLEASED PROPERTY TO INSTALL A WAREHOUSE FOR CLOTHING, ITS DISTRIBUTION AND ANY OTHER ACTIVITY RELATED TO ITS COMMERCIAL OBJECTIVE OR PERMITTED BY LAW.

IT IS EXPRESSLY FORBIDDEN FOR THE SUBTENANT TO SUBLEASE PART OR ALL OF THE SUBLEASED PROPERTY, AS WELL AS TO YIELD OR TRANSFER, IN ANY WAY, ANY OF THE RIGHTS ARISING FROM THIS CONTRACT, WITHOUT THE PRIOR CONSENT IN WRITING FROM THE SUBLEASING TENANT. THE SUBLEASING TENANT MAY RESERVE THE RIGHT TO GRANT THIS AUTHORIZATION IF IT IS TO THE BENEFIT OF ITS INTERESTS, AND THE SUBTENANT SHALL NOT REQUIRE SUCH AUTHORIZATION TO SUBLET THE PROPERTY TO SUBSIDIARIES. IN THIS CASE, IT SHALL ONLY BE NECESSARY TO NOTIFY THE SUBLEASING TENANT, BUT THE OBLIGATION OF THE SUBTENANT SHALL REMAIN AS A JOINT OBLIGATION.

SHOULD THE SUBTENANT FAIL TO COMPLY WITH THIS CLAUSE, REGARDLESS OF WHETHER OR NOT IT PAYS THE SUBLEASING TENANT FOR ANY DAMAGE OR DETRIMENT THAT MAY BE CAUSED, IT SHALL PAY DOUBLE THE RENT THAT IT HAD BEEN PAYING AT THE MOMENT OF SUBLEASING.

WORK AND IMPROVEMENTS TO THE PROPERTY
EIGHTH.- IN ORDER TO ENSURE THAT THE SUBLEASED PROPERTY COMPLIES WITH ALL THE AREA REQUIREMENTS FOR CARRYING OUT THE INDUSTRIAL, COMMERCIAL AND ADMINISTRATIVE ACTIVITIES THAT ARE MENTIONED, BUT NOT RESTRICTED TO, THE ABOVE CLAUSE, THE
SUBLEASING TENANT EXPRESSLY AUTHORIZES THE SUBTENANT TO CARRY OUT ANY ADAPTATIONS, INSTALLATIONS AND ADJUSTMENTS WITHIN THE PROPERTY THAT MAY BE NECESSARY FOR SUCH PURPOSES.

THE AUTHORIZATION MENTIONED IN THE ABOVE PARAGRAPH SHALL REMAIN SUBJECT TO THE CONDITION THAT NO MODIFICATIONS SHALL BE CARRIED OUT THAT COULD AFFECT THE BASIC STRUCTURE OF THE INSTALLATIONS THAT HAVE BEEN CARRIED OUT UP TO THE DATE OF DELIVERY. IN ANY CASE, ANY MODIFICATIONS OR ADAPTATIONS THAT MAY BE CARRIED OUT TO THE PROPERTY SHALL NOT DAMAGE ITS INFRASTRUCTURE, SUCH AS CEMENT, SUPPORT WALLS, ETC.

ANY IMPROVEMENTS MADE TO THE PROPERTY SHALL BE TO THE BENEFIT OF THE LATTER, AT NO COST TO THE SUBLEASING TENANT.

THE SUBTENANT EXPRESSLY RECOGNIZES THAT THE PROPERTY THAT IS THE SUBJECT OF THIS CONTRACT IS RECEIVED TO ITS FULL SATISFACTION, IN A PERFECT STATE OF
PRESERVATION  AND  CLEANLINESS,  WITH THE SANITARY  INSTALLATIONS  (DRAINAGE AND
DRINKING WATER), WATER, ELECTRIC POWER COMPLETE AND IN NORMAL CONDITIONS OF SERVICE, AND PLEDGES TO CONSERVE THEM IN THE SAME CONDITION, CARRYING OUT, AT ITS OWN EXPENSE, ANY REPAIR WORK GENERATED IN THE SERVICES MENTIONED IN THIS PARAGRAPH UNTIL THE PROPERTY IS RETURNED WITH ONLY THE NATURAL DETERIORATION CAUSED BY PROPER USE. THE SAME SHALL APPLY TO THE TELEPHONE LINES, WHICH SHOULD BE MAINTAINED WITHOUT ANY ARREARS WHATSOEVER. THIS REPAIR WORK SHALL BE CARRIED OUT AT THE EXPENSE OF THE SUBTENANT, AS LONG AS THEY ARE NOT THE RESULT OF HIDDEN DEFECTS OR METEOROLOGICAL CONDITIONS.

INSURANCE
NINTH.- THE SUBTENANT PLEDGES TO TAKE OUT AN INSURANCE POLICY OF $800,000.00 USD (EIGHT HUNDRED THOUSAND US DOLLARS) TO COVER THE PROPERTY AGAINST FIRE AND EXPLOSIONS. IT SHALL ALSO BE RESPONSIBLE FOR INSURING EVERYTHING THAT BELONGS TO IT WITHIN THE PROPERTY WITH NO LIABILITY CORRESPONDING TO THE SUBLEASING TENANT.

THIS INSURANCE POLICY SHOULD CONTAIN A CLAUSE THAT ENSURES THAT THE VALUES ARE KEPT UPDATED DURING THE PERIOD OF EFFECT OF THE CONTRACT, WITH THE SUBTENANT PLEDGING TO PROVIDE THE SUBLEASING TENANT WITH AN ORIGINAL COPY OF THE INITIAL POLICY AND OF EACH RENEWAL AS SOON AS IT IS RECEIVED FROM THE INSURANCE COMPANY, WITHIN A MAXIMUM PERIOD OF THIRTY DAYS.

ANNUAL INCREASES IN THESE INSURANCE POLICIES SHALL BE BASED ON THE INFLATION PERCENTAGE DETERMINED BY THE BANK OF MEXICO PUBLISHED IN THE OFFICIAL GAZETTE OF THE FEDERATION UNDER THE TITLE OF NATURAL CONSUMER PRICE INDEX COMPARED WITH THE PREVIOUS CALENDAR YEAR.

          THE BENEFICIARY OF THIS POLICY SHOULD BE SPECIFIED AS CONSTRUCTORA E INMOBILIARIA LESA S.A. DE C.V. IN ITS CAPACITY AS OWNER OF THE PROPERTY.

GUARANTOR
TENTH.- TAIMEX INDUSTRIES S.A. DE C.V., WHICH GIVES AS ITS ADDRESS THE STREETS OF LAGO CHALCO, NUMBER 156, COLONIA ANAHUAC OF THIS CITY, SIGNS THIS CONTRACT AS THE GUARANTOR OF COMPLIANCE WITH THIS CONTRACT, MAKING ITSELF MUTUALLY RESPONSIBLE FOR THE OBLIGATIONS OF AARICA SERVICES S.A. DE C.V. UNTIL THE DATE ON WHICH THE PROPERTY IS RECEIVED ACCORDINGLY BY THE SUBLEASING TENANT, RENOUNCING THE BENEFITS OF ORDER AND EXEMPTION SPECIFIED BY THE RELEVANT LEGAL INSTRUMENTS.

GUARANTEE DEPOSITS
ELEVENTH.- IN ORDER TO GUARANTEE THE PAYMENT OF ANY POSSIBLE DAMAGE THAT MAY BE CAUSED TO THE PROPERTY, AS WELL AS ITS MAINTENANCE AND THE PAYMENT OF SERVICES SUCH AS ELECTRICITY, TELEPHONE AND WATER, THE SUBTENANT SHALL PROVIDE A DEPOSIT OF ONE MONTH'S RENT, WHICH SHOULD BE UPDATED EVERY YEAR IN ACCORDANCE WITH THE LEVEL OF RENT BEING PAID.

THIS DEPOSIT SHALL NOT GENERATE ANY INTEREST TO THE BENEFIT OF THE SUBTENANT, WHO, IN THIS CONTRACT, EXPRESSLY AUTHORIZES THE SUBLEASING TENANT TO DISCOUNT ANY AMOUNTS REQUIRED IN ORDER TO COVER THE AMOUNT OF DEBT AT THE LIABILITY OF THE SUBTENANT IN ACCORDANCE WITH THIS CONTRACT OR FOR ANY DAMAGES CAUSED TO THE PROPERTY THAT ARE NOT THE RESULT OF ITS NORMAL USE.

SHOULD THE SUBTENANT LEAVE THE PROPERTY IN CONDITIONS THAT WOULD MAKE IT NECESSARY TO CARRY OUT REPAIR WORK FOR THE INCORRECT USE OF THE LATTER, THE FORMER SHALL BE OBLIGED TO REPAIR THE PROPERTY WITHIN A MAXIMUM PERIOD OF THIRTY CALENDAR DAYS OR TO PROVIDE THE SUBLEASING TENANT WITH THE SUM FOR THE REPAIR WORK, FOLLOWING AN ASSESSMENT MADE OF THIS WORK, WITH THE SUBTENANT AUTHORIZING THE SUBLEASING TENANT TO RETAIN THE AMOUNT OF THE DEPOSIT PROVIDED TO GUARANTEE SUCH REPAIR WORK, AS LONG AS THE DAMAGE IS VISIBLE, FOR EXAMPLE BROKEN WINDOWS, SHOWERS, PIPING, ETC., AND PROVIDING THE REST IN THE EVENT OF THE SUM GENERATED BY THE REPAIR WORK BEING MORE THAN THE DEPOSIT. THE SUBLEASING TENANT SHOULD ALSO PROVIDE THE SUBTENANT WITH THE REMAINDER OF THE MONTH'S DEPOSIT RECEIVED IF THE REPAIR WORK COMES TO LESS THAN THE DEPOSIT.

STRIKES OR CLOSURES
TWELFTH.- SHOULD THE WORK CARRIED OUT IN THE LEASED PROPERTY BE SUSPENDED AS A RESULT OF STRIKES, CLOSURES, ACCIDENTS OR OTHER OCCURRENCES, THE SUBTENANT PLEDGES, IN WHICHEVER WAY POSSIBLE, TO PAY THE RENT AND THE OTHER CHARGES SPECIFIED IN THIS CONTRACT ON TIME AND FOR THE WHOLE PERIOD DURING WHICH THIS SITUATION LASTS AND IN ACCORDANCE WITH THE PRICES AND CONDITIONS SPECIFIED IN THIS CONTRACT.

SUBTENANT'S RESPONSIBILITY
THIRTEENTH.-  THE  SUBTENANT  IS  RESPONSIBLE  FOR  OBTAINING  FROM THE RELEVANT
AUTHORITIES, AT ITS OWN COST AND RISK, ALL THE LICENSES, PERMITS AND AUTHORIZATIONS REQUIRED FOR OCCUPYING THE PROPERTY FOR WHICHEVER USE MAY BE MADE OF IT, AND THE SUBLEASING TENANT SHOULD HELP THE SUBTENANT TO ACHIEVE SUCH OBJECTIVES.

NON-COMPLIANCE
FOURTEENTH.- THE PARTIES AGREE THAT FAILURE TO PROVIDE TWO OR MORE MONTHLY PAYMENTS, AS WELL AS THE NON-COMPLIANCE BY THE PARTIES WITH ANY OF THE OBLIGATIONS TAKEN ON IN ACCORDANCE WITH THIS CONTRACT, SHALL BE CAUSE FOR CANCELLATION AND THE GUILTY PARTY SHALL BE LIABLE FOR ANY DAMAGES AND DETRIMENT THAT THIS MAY CAUSE.

CANCELLATION OR TERMINATION IN ADVANCE AND CONVENTIONAL PENALTIES FIFTEENTH.- SHOULD THE SUBTENANT DECIDE TO CANCEL OR TERMINATE THIS CONTRACT BEFORE IT EXPIRES, IT SHALL PAY THE SUBLEASING TENANT, IN COMPENSATION AND CONVENTIONAL PENALTIES, AN AMOUNT EQUIVALENT TO 50% (FIFTY PER CENT) OF THE SUM OF THE RENT FOR THE REMAINING MONTHS. UNTIL THIS AMOUNT IS PAID, THE PROVISIONS OF THIS CONTRACT SHALL CONTINUE TO BE IN EFFECT.

ARREARS
SIXTEENTH.- IN THE EVENT OF ARREARS IN THE PAYMENT OF THE RENT, THE SUBTENANT SHALL PROVIDE THE SUBLEASING TENANT WITH ARREARS INTEREST PAYMENTS OF 5% (FIVE PER CENT) PER MONTH OF THE RENT NOT COVERED DURING THE FIRST FIVE DAYS OF EACH MONTH. THE INTEREST SHALL BE CALCULATED FROM THE DATE ON WHICH THE ARREARS BEGAN UNTIL THE DATE ON WHICH THE PAYMENT WAS MADE. THE ARREARS INTEREST REFERRED TO IN THIS CLAUSE SHOULD BE COVERED ALONG WITH THE MAIN OBLIGATION.

TERMINATION
SEVENTEENTH.- IN ORDER TO TERMINATE THIS CONTRACT, WHATEVER THE REASON FOR THIS MAY BE, THE SUBTENANT PLEDGES TO PRESENT ITSELF AT THE PREMISES OF THE SUBLEASING TENANT OR THAT OF ITS REPRESENTATIVE FOR COLLECTING THE SIGNATURES AND THE CORRESPONDING END OF CONTRACT PAYMENT CERTIFICATE, OTHERWISE THE PROVISIONS OF THE CONTRACT SHALL CONTINUE TO APPLY.

ALSO, THE SUBTENANT PLEDGES TO PROVIDE THE SUBLEASING TENANT, THE MOMENT IT LEAVES THE PROPERTY, WITH THE CONTRACT TERMINATION OR THE FINAL PAYMENT FOR ELECTRIC POWER UP UNTIL THE MOMENT IT DELIVERS THE SUBLEASED PROPERTY, PLEDGING TO PAY ANY DEBT THAT IT MAY INCUR OR HAVE INCURRED IN WITH THE COMPANY LUZ Y FUERZA DEL CENTRO S.A., TELEFONOS DE MEXICO S.A. DE C.V., THE CONSUMPTION OF WATER AND MAINTENANCE FEES, SHOULD THERE BE ANY.

INTERPRETATION AND FULFILLMENT
EIGHTEENTH.- FOR ALL MATTERS RELATING TO THE INTERPRETATION AND FULFILLMENT OF THIS CONTRACT, THE PARTIES EXPRESSLY SUBMIT THEMSELVES TO THE JURISDICTION OF THE COMPETENT COURTS OF MEXICO CITY, RENOUNCING ANY PRIVILEGES THAT THEY MAY ENJOY AS A RESULT OF THEIR PRESENT OR FUTURE ADDRESSES.

THE PARTIES ARE AWARE OF THE SCOPE AND EFFECTS OF THIS CONTRACT, AND SIGN IT IN QUADRUPLICATE IN MEXICO CITY ON OCTOBER 31, 1999.


--------------------------------------------------------------------------------
THE SUBLEASING TENANT                              THE SUBTENANT



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INMOBILIARIA LEFAM S.A. DE C.V.                   AARICA SERVICES S.A. DE C.V.
REPRESENTED BY                                    REPRESENTED BY
MR. SAMUEL LEVIN ARBEITMAN                        MR. CAROL JUAN KOLOZS FISCHER
--------------------------------------------------------------------------------


GUARANTOR



TAIMEX INDUSTRIES S.A. DE C.V.
MR. CAROL JUAN KOLOZS FISCHER